                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: January 3, 2001

                             NETERGY NETWORKS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                   333-15627                 77-0142404
----------------------------        ------------          ----------------------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
      of Incorporation)             File Number)          Identification Number)


2445 MISSION COLLEGE BLVD., SANTA CLARA, CA                        95054
-------------------------------------------                     ----------
 (Address of principal executive offices)                       (Zip Code)


                                 (408) 727-1885
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)




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Item 8. Change in Fiscal Year.

     Effective as of December 19, 2000, Netergy Networks, Inc. approved a change in its fiscal year from a year ending on the Thursday closest to March 31 to a year ending on the last calendar day of March, beginning in 2001.

     Each quarter will end on the last day of the last month of each quarter. Since we are enacting this change during fiscal 2001 the quarter end dates for fiscal 2001 were and will be June 29, 2000, September 28, 2000, December 31, 2000, and March 31, 2001. The quarter end dates for fiscal 2002 will be June 30, 2001, September 30, 2001, December 31, 2001, and March 31, 2002. Information regarding the transition period will be included on our next quarterly report on Form 10-Q.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:

                                        NETERGY NETWORKS, INC.



                                        By /s/ David Stoll
                                          --------------------------------------
                                          David Stoll
                                          Chief Financial Officer
                                          and Vice President of Finance





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